Rule 497(e)
                                                          File Nos.: 033-48922
                                                                     811-6720

SUPPLEMENT DATED JUNE 28, 2000
TO PROSPECTUS DATED APRIL 30, 2000


     Effective June 28, 2000, the Meeder Advisor Funds family of mutual funds reserves the right to pay shareholders redemption proceeds by a distribution in kind of portfolio securities, rather than cash. Accordingly, the accompanying Prospectus of The Institutional Fund dated April 30, 2000 (the "Prospectus") is amended as follows:

I. The following paragraph is added between the paragraphs headed "When Payments Are Made" and "Accounts With Low Balances" on page 13 of the
     Prospectus:

     IN KIND DISTRIBUTIONS. The Meeder Advisor Funds has reserved the right to pay redemption proceeds by a distribution in kind of portfolio securities (rather than cash) in the event of an emergency or when, in the opinion of the fund or Meeder, payment in cash would be harmful to existing shareholders. In the event the fund makes an in kind distribution, you could incur brokerage and transaction charges when converting the securities to cash.


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                             THE INSTITUTIONAL FUND
                               6000 Memorial Drive
                               Dublin, Ohio 43017

            STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 28, 2000

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of The Institutional Fund dated April 30, 2000. A copy of the Prospectus may be obtained from The Institutional Fund c/o Meeder Asset Management, Inc. at the above address or by calling: 1-800-325-FLEX or (614) 760-2159. Capitalized terms used and not otherwise defined herein have the same meanings as defined in the Prospectus.


                                TABLE OF CONTENTS

                                                                PAGE


Description of the Trust                                          2
Investment Policies and Related Matters                           5
    General                                                       5
    The Portfolio                                                 5
    Money Market Instruments                                      5
    Ratings                                                       7
    Investment Restrictions                                      10
    Purchase and Sale of Portfolio Securities                    12
    Valuation of Portfolio Securities                            12
    Calculation of Yield                                         12
Investment Adviser and Manager                                   13
Officers and Trustees                                            15
Distribution Plan                                                19
Redemptions in Kind                                              20
Other Services                                                   20
Principal Holders of Outstanding Shares                          21
Financial Statements                                             22



INVESTMENT ADVISER                                 TRANSFER AGENT
Meeder Asset Management, Inc.                      Mutual Funds Service Co.



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                            DESCRIPTION OF THE TRUST

BACKGROUND


     The Meeder Advisor Funds (the "Trust"), formerly known as The Flex-Partners, was organized as a Massachusetts business trust on June 22, 1992. All of the Trust's constituent funds are diversified open-end management companies. The Trust's offices are at 6000 Memorial Drive, Dublin, OH 43017. The business and affairs of the Trust are under the direction of its Board of Trustees.

     The Trust has not retained an investment adviser for The Institutional Fund because the Trust seeks to achieve the investment objectives of the Fund by investing the Fund's assets in its corresponding Portfolio. The Portfolio has retained the services of Meeder Asset Management, Inc., formerly known as R. Meeder & Associates, Inc., as investment adviser.


INVESTMENT STRUCTURE

     Unlike other mutual funds which directly acquire and manage their own portfolio of securities, The Institutional Fund seeks to achieve its investment objectives by investing all of its assets in the Money Market Portfolio, a separate registered investment company with the same investment objectives as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund. Investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available by contacting the Trust by calling: 1-800-325-FLEX, or (614) 760-2159.

     The Portfolio, in which all the assets of the Fund will be invested, is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio. In addition, whenever the Trust is requested to vote on matters pertaining to the fundamental policies of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders.


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     Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for traditionally structured funds that have large or institutional investors.) Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as do the Fund's shareholders. Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Trust to withdraw the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Portfolio). If such securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.

     The Trust may withdraw the investment of the Fund from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objectives as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies with respect to the Fund's Portfolio. The inability to find an adequate investment pool or investment adviser could have a significant impact on shareholders' investment in the Fund.

     The assets of the Trust received for the issue or sale of the shares of the Fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund are segregated on the books of account, and are to be charged with the liabilities with respect to the Fund and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective funds except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the Trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.

     As stated in "Investment Policies and Other Matters," except as otherwise expressly provided herein, the Fund's investment objectives and policies are not fundamental and may be changed by Trustees without shareholder approval.

     For descriptions of the investment objectives and policies of the Portfolio, see "Investment Policies and Other Matters." For descriptions of the management and expenses of the Portfolio, see "Investment Adviser and Manager" and "Officers and Trustees."


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SHARES OF BENEFICIAL INTEREST

     The Trust's Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest in each of the Trust's existing Funds and to create additional Funds. All shares have a par value of $.10 per share, are fully paid, non-assessable and fully transferable when issued. All shares are issued as full or fractional shares.

     A fraction of a share has the same rights and privileges as a full share. Each Fund of the Trust will issue its own series of shares of beneficial interest. The shares of each Fund represent an interest only in that Fund's assets (and profits or losses) and in the event of liquidation, each share of a particular Fund would have the same rights to dividends and assets as every other share of that Fund.

     Each full or fractional share has a proportionate vote. On some issues, such as the election of Trustees, all shares of the Trust vote together as one series. On an issue affecting a particular Fund, only its shares vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one Fund. In voting on a Distribution Plan, approval of the Plan by the shareholders of a particular Fund would make the Plan effective as to that Fund, whether or not it had been approved by the shareholders of the other Funds.

     When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of one Fund are not entitled to vote on a matter that does not affect that Fund but that does require a separate vote of any other Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of a Fund by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.

     Shares are fully paid and nonassessable. Shares have no preemptive or conversion rights. The Trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, if approved by vote of the holders of a majority of the Trust or the fund, as determined by the current value of each shareholder's investment in the fund or Trust, or upon liquidation and distribution of its assets, if approved by a majority of the Trustees of the Trust. If not so terminated, the Trust and the funds will continue indefinitely.


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TRUSTEE LIABILITY

     The Declaration of Trust provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

                     INVESTMENT POLICIES AND RELATED MATTERS

GENERAL

     As described in the Prospectus, the Fund seeks to achieve its investment objective by investing all of its investable assets in the Money Market Portfolio (the "Portfolio"), a corresponding open-end management investment company having the same investment objective, policies and restrictions as the Fund. Since the investment characteristics of the Fund correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio.

     The investment policies set forth below in this section represent the Portfolio's policies as of the date of this Statement of Additional Information. The investment policies are not fundamental and they may be changed by the Trustees of the Portfolio without shareholder approval.

THE PORTFOLIO

     The Portfolio seeks to maintain a constant net asset value of $1.00 per share, although there is no assurance it will be able to do so. To do so, the Portfolio utilizes the amortized cost method of valuing its portfolio securities pursuant to a rule adopted by the Securities and Exchange Commission. The rule also prescribes portfolio quality and maturity standards. The Portfolio will be managed in accordance with the requirements of this rule.

MONEY MARKET INSTRUMENTS

     The Portfolio will limit its purchases, denominated in U.S. dollars, to the following securities:

     * U.S. Government Securities and Securities of its Agencies and Instrumentalities - obligations issued or guaranteed as to principal or interest by the United States or its agencies (such as the Export Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds.


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     *    Bank Obligations and Instruments Secured Thereby - obligations
          (including certificates of deposit, time deposits and bankers acceptances) of domestic banks having total assets of $1,000,000,000 or more, instruments secured by such obligations and obligations of foreign branches of such banks, if the domestic parent bank is unconditionally liable to make payment on the instrument if the foreign branch fails to make payment for any reason. The Portfolio may also invest in obligations (including certificates of deposit and bankers acceptances) of domestic branches of foreign banks having assets of $1,000,000,000 or more, if the domestic branch is subject to the same regulation as United States banks. The Portfolio will not invest at time of purchase more than 25% of its assets in obligations of banks, nor will the Portfolio invest more than 10% of its assets in time deposits.

     * High Quality Commercial Paper - The Portfolio, which is subject to specific quality criteria and diversification requirements, may invest in commercial paper rated in either one of the two highest categories by at least two nationally recognized rating services, or, if not rated, guaranteed by a company having commercial paper rated in either one of the two highest categories by at least two nationally recognized rating services.

     * Private Placement Commercial Paper - Private placement commercial paper ("Rule 144A securities") consist of unregistered securities which are traded in public markets to qualified institutional investors, such as the Portfolio. The Portfolio's risk is that the universe of potential buyers for the securities, should the Portfolio desire to liquidate a position, is limited to qualified dealers and institutions, and therefore such securities could have the effect of being illiquid.

     * High Grade Corporate Obligations - obligations rated at least A by Standard & Poor's or Moody's. See rating information below.

     * Repurchase Agreements Pertaining to the Above - The Portfolio may invest without limit in any of the above securities subject to repurchase agreements with any Federal Reserve reporting dealer or member bank of the Federal Reserve System. A repurchase agreement is an instrument under which the purchaser (i.e., the Portfolio) acquires ownership of a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities might bear maturities exceeding one year. The Portfolio's risk is that the seller may fail to repurchase the security on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay. It is a policy of the Portfolio to make settlement on repurchase agreements only upon proper delivery of the underlying collateral. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. The Portfolio may enter into repurchase agreements with its custodian (Firstar Bank, N.A., Cincinnati) when it is advantageous to do so. The Portfolio will


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          not invest more than 10% of its assets, at time of purchase, in repurchase agreements which mature in excess of seven days.

     * Funding Agreements - also known as guaranteed investment contracts, issued by insurance companies. Pursuant to such agreements, the Portfolio invests an amount of cash with an insurance company, and the insurance company credits such investment on a monthly basis with guaranteed interest that is based on an index. Funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. Funding agreements also provide for adjustment of the interest rate monthly and are considered variable rate instruments. The Portfolio will only purchase a funding agreement (i) when the Manager has determined that the funding agreement presents minimal credit risks to the Portfolio and is of comparable quality to instruments that are rated high quality by a nationally recognized statistical rating organization that is not an affiliated person, as defined in the Investment Company Act of 1940, of the issuer, or any insurer, guarantor, or provider of credit support for the instrument, and (ii) if it may receive all principal of, and accrued interest on, a funding agreement upon written notice and within a period of time not to exceed 397 days. Because the Portfolio may not receive the principal amount of a funding agreement from the insurance company on seven days' notice or less, the funding agreement is considered an illiquid investment and, together with other investments in the Portfolio that are not readily marketable, may not exceed 10% of the Portfolio's assets. In determining average weighted portfolio maturity, a funding agreement will be deemed to have a maturity equal to the number of days remaining until the principal amount can be recovered through demand or the next interest reset date, whichever is earlier.

     Meeder Asset Management, Inc. (the "Manager") exercises due care in the selection of money market instruments. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of the Portfolio's securities might have to be liquidated prior to maturity at a price less than original amortized cost or value, face amount or maturity value to meet larger than expected redemptions. Any of these risks, if encountered, could cause a reduction in net income or in the net asset value of the Portfolio.

RATINGS

1. Moody's Investors Services, Inc.'s Corporate Bond Rating:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


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     Aa - Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins or protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length or time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.2.

Standard and Poor's Corporation's Corporate Bond Rating:

     AAA - Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise they move with interest rates, and hence provide the maximum safety on all counts.

     AA - Bonds rated AA also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

     A - Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from adverse effect of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but, to some extent, also economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

3. A-1 and P-1 Commercial Paper Ratings:

     Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the


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above factors determines whether the issuer's commercial paper is A- 1, A-2, or
A-3.

     The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

4. Description of Permitted Money Market Investments:

     Commercial Paper - refers to promissory notes issued by corporations in order to finance their short-term credit needs.

     U.S. Government Obligations - are bills, certificates of indebtedness, notes and bonds issued by the U.S. Treasury and agencies, authorities and instrumentalities of the U.S. Government established under the authority of an act of Congress. Some obligations of U.S. Government agencies, authorities and instrumentalities are supported by the full faith and credit of the U.S. Treasury, as for example, the Government National Mortgage Association; others by the right of the issuer to borrow from the Treasury, as in the case of Federal Farm Credit Banks and Federal National Mortgage Association; and others only by the credit of the agency, authority or instrumentality; as for example, Federal Home Loan Mortgage and Federal Home Loan Bank.

     Repurchase Agreements - A repurchase transaction occurs when an investor buys a security and simultaneously agrees to resell it at a later date to the person from whom it was bought, at a higher price. The price differential represents interest for the period the security is held. Repurchase transactions will normally be entered into with banks and securities brokers. The Portfolio could suffer a loss if the bank or securities broker with which the Portfolio had a repurchase agreement were to default.

     Certificates of Deposit - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified or variable rate of return and are normally negotiable.

     Banker's Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed accepted when a bank guarantees their payment at maturity.

     Corporate Obligations - include bonds and notes issued by corporations in order to finance longer term credit needs, and funding agreements.

     Funding Agreements - See "Money Market Instruments - Funding Agreements" above.


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INVESTMENT RESTRICTIONS

     The investment restrictions below have been adopted by the Fund and by the Portfolio as fundamental policies. Under the Investment Company Act of 1940 (the "Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Portfolio, respectively, to which it relates, which is defined in the Act as the lesser of (a) 67 percent or more of the shares present at a shareholder meeting if the holders of more than 50 percent of the outstanding shares are present or represented by proxy, or (b) more than 50 percent of the outstanding shares ("Majority Vote"). The percentage limitations contained in the restrictions listed below apply at the time of the purchase of the securities. Whenever the Fund is requested to vote on a change in the investment restrictions of the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes as instructed by the shareholders.

     Provided that nothing in the following investment restrictions shall prevent the Fund from investing all or part of its assets in an open-end management investment company with the same investment objective as the Fund, neither the Fund nor the Portfolio may:

     (a)  Issue senior securities;

     (b) Borrow money except as a temporary measure, and then only in an amount not to exceed 5% of the value of its net assets (whichever is less) taken at the time the loan is made, or pledge its assets taken at value to any extent greater than 15% of its gross assets taken at cost;

     (c)  Act as underwriter of securities of other issuers;

     (d)  Invest in real estate except for office purposes;

     (e) Purchase or sell commodities or commodity contracts, except that it may purchase or sell financial futures contracts involving U.S. Treasury Securities, corporate securities, or financial indexes;

     (f) Lend its funds or other assets to any other person, however, the purchase of a portion of publicly distributed bonds, debentures or other debt instruments, the purchase of certificates of deposit, U.S. Treasury Debt Securities, and the making of repurchase agreements are permitted, provided repurchase agreements with fixed maturities in excess of 7 days do not exceed 10% of its total assets;

     (g) Purchase more than 10% of any class of securities, including voting securities of any issuer, except that the purchase of U.S. Treasury debt instruments shall not be subject to this limitation;

     (h) Invest more than 5% of its total assets (taken at value) in the securities of any one issuer, other than obligations of the U.S. Treasury; provided, however, that this restriction shall not be


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          applicable to any separate investment series of the Trust or a
          Portfolio which is created specifically to invest in the shares of other investment companies;

     (i) Purchase any securities on margin, or participate in any joint or joint and several trading account, provided, however, that it may open a margin account to the extent necessary to engage in hedging transactions which are not precluded by other particular restrictions;

     (j) Make any so-called short sales of securities, except against an identical portfolio position (i.e., a "short sale against the box"), but this restriction shall not preclude a futures contract which sells short an index or group of securities;

     (k) Invest more than 25% of its total assets at time of purchase (taken at value) in the securities of companies in any one industry; provided, however, that this restriction shall not be applicable to any separate investment series of the Trust or a Portfolio which is created specifically to invest in the shares of other investment companies;

     (l) Invest in securities of other investment companies, except for purchases by the Portfolio (or the Fund) in the open market involving only customary brokerage commissions, or except as part of a merger, consolidation or other acquisition; provided, however, that this restriction shall not be applicable to any separate investment series of the Trust or a Portfolio which is created specifically to invest in the shares of other investment companies;

     (m) Purchase or retain any securities of an issuer, any of whose officers, directors or security holders is an officer or director of the Trust or a Portfolio if such officer or director owns beneficially more than 1/2 of 1% of the issuer's securities or together they own beneficially more than 5% of such securities;

     (n) Invest in securities of companies which have a record of less than three years continuous operation if, at the time of such purchase, more than 5% of its assets (taken at value) would be so invested;

     (o) Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs;

     (p)  Invest in warrants; and

     (q) Invest more than 10% of its assets in restricted securities and securities for which market quotations are not readily available and repurchase agreements which mature in excess of seven days; however, this shall not prohibit the purchase of money market instruments or other securities which are not precluded by other particular restrictions.

     In order to comply with certain state investment restrictions, each of the Fund's and the Portfolio's operating policy is not to: (a) Notwithstanding (b) above, pledge assets having a value in excess of 10% of its gross assets; (b) Invest in oil, gas or mineral leases or programs; and (c) Purchase real estate limited partnerships.


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PURCHASE AND SALE OF PORTFOLIO SECURITIES

     The Portfolio's purchases and sales of securities usually are principal transactions. Securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Portfolio does not anticipate paying brokerage commissions. Any transaction for which the Portfolio pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers are purchased at the offered price.

     Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the investors in the Portfolio rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

     Investment decisions for the Portfolio will be made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or its affiliates. If, however, the Portfolio and other investment companies or accounts managed by the Adviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. When purchases or sales of the same security for the Portfolio and for investment companies managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

VALUATION OF PORTFOLIO SECURITIES

     The Money Market Portfolio will value its securities by the amortized cost method as it maintains a dollar-weighted average portfolio maturity of 90 days or less. Portfolio securities for which market quotations are not readily available are to be valued by the Manager in good faith at its own expense under the direction of the Trustees.

     Other assets, which include cash, prepaid and accrued items and amounts receivable as income on investments and from the sale of portfolio securities, are carried at book value, as are all liabilities. Liabilities include accrued expenses, sums owed for securities purchased, and dividends payable.

CALCULATION OF YIELD

     The Fund will calculate its yield quotations based on the net change, exclusive of realized and unrealized gains or losses, in the value of a hypothetical account over a seven calendar day base period. The following is an example of the yield calculations for the seven days ended December 31, 1999.

Simple yield:

Value of hypothetical account at end of period             $1.00109763

Value of hypothetical account at beginning of period        1.00000000

Base period return                                        $  .00109763
                                                          ------------
Current seven day yield (.00109763 x (365/7)                     5.73%
Effective yield:

Effective yield [(.00109763 + 1)365/7       ] - 1                5.88%

     Yields reflect the Manager's contractual agreement to limit expenses to the extent necessary to limit the Fund's annual operating expenses to 0.25%. The Manager may terminate this limitation after April 30, 2001. Investors should recognize that yields are not necessarily representative of future results, but will vary as a function of market conditions and expenses incurred.


                         INVESTMENT ADVISER AND MANAGER


     Meeder Asset Management, Inc. (the "Manager"), formerly known as R. Meeder & Associates, Inc., is the investment adviser and manager for the Money Market Portfolio. The Investment Advisory Contract for the Portfolio was approved by a vote of a majority of the Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Portfolio. The contract is to remain in force so long as renewal thereof is specifically approved at least annually by a majority of the Trustees or by vote of a majority of outstanding shares of the Portfolio, and in either case by vote of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) at a meeting called for the purpose of voting on such renewal.


     The Investment Advisory Contract will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days' prior written notice by Majority Vote of the Portfolio, by the Trustees of the Portfolio, or by the Manager.

     Costs, expenses and liabilities of the Trust attributable to a particular Fund are allocated to that Fund. Costs, expenses and liabilities which are not readily attributable to a particular Fund are allocated among all of the Trust's Funds. Thus, each Fund pays its proportionate share of: the fees of the Trust's independent auditors, legal counsel, custodian, transfer agent and accountants; insurance premiums; the fees and expenses of Trustees who do not receive compensation from the Manager; association dues; the cost of printing and mailing confirmations, prospectuses, proxies, proxy statements, notices and reports to existing shareholders; state registration fees; distribution expenses within the limitation of each Fund's Distribution Plan, including the cost of printing and mailing of prospectuses and other materials incident to soliciting new accounts; and other miscellaneous expenses.

     Expenses of the Portfolio also include all fees under its Administrative Services Agreement; the expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Portfolio's custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental officers and commissions; expenses of meetings of investors and Trustees; the advisory fees payable to the Adviser under the Advisory Contract and other miscellaneous expense.

     The Board of Trustees of the Trust believes that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses which the Fund would incur if it retained the services of an investment adviser and the assets of the Fund were invested directly in the type of securities being held by the Portfolio.


     The Manager earns an annual fee, payable in monthly installments, at the rate of 0.40% of the first $100 million and 0.25% in excess of $100 million, of average net assets.

     For the year ended December 31, 1999, the Money Market Portfolio paid fees to the Manager totaling $3,103,028 ($2,029,468 in 1998; $1,436,168 in 1997).

     The Manager has contractually agreed to limit expenses to the extent necessary to limit the Fund's annual operating expenses to 0.26%. The Manager may terminate this limitation after April 30, 2001.

     For the year ended December 31, 1999, the Manager waived fees totaling $1,331,007 ($901,787 in 1998; $661,390 in 1997) in the Money Market Portfolio.

     Meeder Asset Management, Inc. was incorporated in Ohio on February 1, 1974 and maintains its principal offices at 6000 Memorial Drive, Dublin, Ohio 43017. The Manager is a wholly-owned subsidiary of Meeder Financial, a holding company which is controlled by Robert S. Meeder, Sr. through ownership of common stock. Meeder Financial conducts business only through its six subsidiaries, which are the Manager; Mutual Funds Service Co., the Trust's transfer agent; Opportunities Management Co., a venture capital investor; Meeder Advisory Services, Inc., a registered investment adviser; OMCO, Inc., a registered commodity trading adviser and commodity pool operator; and Adviser Dealer Services, Inc., a broker-dealer.


     The Manager's officers and directors are as set forth as follows: Robert S. Meeder, Sr., Chairman and Sole Director; Philip A. Voelker, Senior Vice President and Chief Investment Officer; Donald F. Meeder, Vice President and Secretary; Robert S. Meeder, Jr., President; Thomas E. Line, Chief Operating Officer; Michael J. Sullivan, Vice President of Sales and Marketing, and Wesley
F. Hoag, Vice President and General Counsel. Mr. Robert S. Meeder, Sr. is President and a Trustee of the Trust and the Portfolio. Mr. Robert S. Meeder,

Jr. and Philip A. Voelker each are a Trustee and officer of the Trust and the Portfolio. Each of Messrs. Donald F. Meeder, Wesley F. Hoag, and Thomas E. Line is an officer of the Trust and the Portfolio.

                              OFFICERS AND TRUSTEES

     The Trust and the Portfolio are managed by their trustees and officers. Their names, positions and principal occupations during the past five years are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Except as otherwise shown, all persons named as Trustees also serve in similar capacities for all other mutual funds advised by the Manager, including The Flex-funds and the corresponding portfolios of the Meeder Advisor Funds and The Flex-funds (collectively, the "Fund Complex"). Unless otherwise noted, the business address of each Trustee and officer is 6000 Memorial Drive, Dublin, Ohio 43017, which is also the address of the Manager. Those Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) by virtue of their affiliation with the Fund Complex or the Fund Manager are indicated by an asterisk (*).


NAME, ADDRESS AND AGE            POSITION HELD   PRINCIPAL OCCUPATION

ROBERT S. MEEDER, SR.*+, 71      Trustee/        Chairman of Meeder Asset
                                 President       Management, Inc., an investment
                                                 adviser; Chairman and Director
                                                 of Mutual Funds Service Co.,
                                                 the Fund's transfer agent;
                                                 Director of Adviser Dealer
                                                 Services, Inc., the Fund's
                                                 distributor.

MILTON S. BARTHOLOMEW, 71        Trustee         Retired; formerly a practicing
1424 Clubview Boulevard, S.                      attorney in Columbus, Ohio;
Worthington, OH  43235                           member of each Fund's Audit
                                                 Committee.

ROGER D. BLACKWELL, 59           Trustee         Professor of Marketing and
Blackwell Associates, Inc.                       Consumer Behavior, The Ohio
3380 Tremont Road                                State University; President of
Columbus, OH  43221                              Blackwell Associates, Inc., a
                                                 strategic consulting firm.

ROBERT S. MEEDER, JR.*+, 39      Trustee and     President of Meeder Asset
                                 Vice President  Management, Inc.

WALTER L. OGLE, 61               Trustee         Executive Vice President of Aon
400 Interstate North Parkway,                    Consulting, an employee
Suite 1630                                       benefits consulting group.
Atlanta, GA  30339

CHARLES A. DONABEDIAN, 57        Trustee         President, Winston Financial,
Winston Financial, Inc.                          Inc., which provides a variety
200 TechneCenter Drive,                          of marketing and consulting
Suite 200                                        services to investment
Milford, OH  45150                               management companies; CEO,
                                                 Winston Advisors, Inc., an
                                                 investment adviser.

JAMES W. DIDION, 69              Trustee         Retired; formerly Executive
8781 Dunsinane Drive                             Vice President of Core Source,
Dublin, OH  43017                                Inc., an employee benefit and
                                                 Workers' Compensation
                                                 administration and consulting
                                                 firm (1991-1997).

JACK W. NICKLAUS II, 39          Trustee         Designer, Nicklaus Design, a
11780 U.S. Highway #1                            golf course design firm and
North Palm Beach, FL 33408                       division of Golden Bear
                                                 International, Inc.

PHILIP A. VOELKER*+, 46          Trustee and     Senior Vice President and Chief
                                 Vice President  Investment Officer of Meeder
                                                 Asset Management, Inc.; Vice
                                                 President and a Director of
                                                 Adviser Dealer Services, Inc.

DONALD F. MEEDER*+, 61          Secretary        Vice President of Meeder Asset
                                                 Management, Inc.; Secretary of
                                                 Mutual Funds Service Co., the
                                                 Fund's transfer agent;
                                                 Secretary of Adviser Dealer
                                                 Services, Inc.

WESLEY F. HOAG*+, 43            Vice President   Vice President and General
                                                 Counsel of Meeder Asset
                                                 Management, Inc. and Mutual
                                                 Funds Service Co. (since July
                                                 1993); Attorney, Porter,
                                                 Wright, Morris & Arthur, a law
                                                 firm (October 1984 to June
                                                 1993).

THOMAS E. LINE*+, 32            Treasurer        President, Mutual Funds Service
                                                 Co., the Portfolio's transfer
                                                 agent, and Chief Operating
                                                 Officer, Meeder Asset
                                                 Management, Inc., the
                                                 Portfolio's investment adviser
                                                 (since June 1998); Vice
                                                 President and Treasurer, BISYS
                                                 Fund Services (December 1996 to
                                                 June 1998); Senior Manager -
                                                 Financial Services, KPMG, LLP
                                                 (Sept. 1989 to Dec. 1996).

BRUCE E. MCKIBBEN*+, 30         Assistant        Manager/Fund Accounting and
                                Treasurer        Financial Reporting, Mutual
                                                 Funds Service Co., the Funds'
                                                 transfer agent (since April
                                                 1997); Assistant Treasurer and
                                                 Manager/Fund Accounting, The
                                                 Ohio Company, a broker-dealer
                                                 (April 1991 to April 1997).

* Interested Person of the Trust (as defined in the Investment Company Act of
1940), The Flex-funds, and each Portfolio.

+ P.O. Box 7177, 6000 Memorial Drive, Dublin, Ohio 43017.

     Robert S. Meeder, Sr. is Robert S. Meeder, Jr.'s father and Donald F. Meeder's uncle.

         The following table shows the compensation paid by the Portfolios and the Fund Complex as a whole to the Trustees of the Portfolio and the Fund Complex during the fiscal year ended December 31, 1999.

                               COMPENSATION TABLE

                                      Pension or                  Total
                                      Retirement                  Compensation
                                      Benefits                    from
                        Aggregate     Accrued as  Estimated       Registrant and
                        Compensation  Part of     Annual          Fund Complex
                        from the      Portfolio   Benefits Upon   Paid
TRUSTEE                 PORTFOLIO1    EXPENSE     RETIREMENT      TO TRUSTEE1, 2
-------                 ----------    -------     -------------   -----------


Robert S. Meeder, Sr.   None          None        None            None

Milton S. Bartholomew   $3,932        None        None            $16,734

Robert S. Meeder, Jr.   None          None        None            None

Walter L. Ogle          $4,138        None        None            $16,234

Philip A. Voelker       None          None        None            None

Roger A. Blackwell      $4,017        None        None            $15,234

Charles A. Donabedian   $4,473        None        None            $17,734

James Didion            $3,855        None        None            $16,234

Jack W. Nicklaus II     $3,792        None        None            $15,984


1 Compensation figures include cash and amounts deferred at the election of certain non-interested Trustees. For the calendar year ended December 31, 1999, participating non-interested Trustees accrued deferred compensation from the funds as follows: Milton S. Bartholomew - $3,932, Roger A. Blackwell - $4,017, Charles A. Donabedian - $4,473, Jack W. Nicklaus II - $3,792, and Walter L. Ogle
- $2,119.

2 The Fund Complex consists of 19 investment companies.

     Each Trustee who is not an "interested person" is paid a meeting fee of $250 per meeting for each of the five Portfolios. In addition, each such Trustee earns an annual fee, payable quarterly, based on the average net assets in each Portfolio based on the following schedule: Money Market Portfolio, 0.0005% of the amount of average net assets between $500 million and $1 billion; 0.0025% of the amount of average net assets exceeding $1 billion. For the other four Portfolios, each Trustee is paid a fee of 0.00375% of the amount of each Portfolio's average net assets exceeding $15 million. Members of the Audit and Strategic Planning Committees for each of the Meeder Advisor Funds and The Flex-funds trusts, and the Portfolios are paid $500 for each Committee meeting attended. Trustees fees for the Portfolio totaled $24,207 for the year ended December 31, 1999 ($19,126 in 1998). All other officers and Trustees serve without compensation from any Portfolio.


     The Trustees and officers of the Fund and the Portfolio own, in the aggregate, less than 1% of the Fund's total outstanding shares.


     The Trust, the Portfolio, and the Manager have each adopted a Code of Ethics that permits personnel subject to the Code to invest in securities, including, under certain circumstances and subject to certain restrictions, securities that may be purchased or held by the Portfolio. However, each such Code restricts personal investing practices by directors and officers of the Manager and its affiliates, and employees of the Manager with access to information about the purchase or sale of Portfolio securities. The Code of Ethics for the Trust and the Portfolio also restricts personal investing practices of trustees of the Trust and the Portfolio who have knowledge about recent Portfolio trades. Among other provisions, each Code of Ethics requires that such directors and officers and employees with access to information about the purchase or sale of Portfolio securities obtain preclearance before executing personal trades. Each Code of Ethics prohibits acquisition of securities without preclearance in, among other events, an initial public offering or a limited offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to put the interests of Fund shareholders before the interest of people who manage the Portfolio in which the Fund invests.


                                DISTRIBUTION PLAN

     Rule 12b-1 (the Rule) under the Investment Company Act of 1940 (the "Act") describes the circumstances under which an investment company such as the Fund may, directly or indirectly, bear the expenses of distributing its shares. The Rule defines such distribution expenses to include the cost of any activity which is primarily intended to result in the sale of Fund shares.

     The Fund has adopted a Distribution Plan (the "Plan") which authorizes, among other things, payment of incentives in the form of commissions and fees advertising, the services of public relations consultants, and direct solicitation. Possible recipients include securities brokers, attorneys, accountants, investment advisers, investment performance consultants, pension actuaries, and service organizations. Another class of recipients is banks. Currently, The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting, selling or distributing securities. Since the only function of banks who may be engaged as participating organizations, is to perform administrative and shareholder servicing functions, the Fund believes that such laws should not preclude banks from acting as participating organizations; however, future changes in either federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as judicial or administrative decisions or interpretations of statutes or regulations could prevent a bank from continuing to perform all or a part of its shareholder service activities. If a bank were prohibited from so acting, its shareholder customers would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur and a shareholder being serviced by such bank might no longer be able to avail himself, or itself, of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     The Fund may expend as much as, but not more than, 3/100 of 1% of the Fund's average net assets annually pursuant to the Plan. A report of the amounts so expended in the Fund and the purpose of the expenditures must be made to and reviewed by the Board of Trustees at least quarterly. In addition, the Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Plan without shareholder approval of the Plan, and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are not interested persons of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan.

     The Plan is terminable at any time by vote of a majority of the Trustees who are not interested persons and who have no direct or indirect financial interest in the operation of the Plan or by vote of a majority of the Fund's shares. Any service agreement terminates upon assignment and is terminable without penalty at any time by a vote of a majority of the Trustees who are not interested persons and who have no direct or indirect financial interest in the operation of any of the Plans, upon not more than 60 days written notice to the service organization, or by the vote of the holders of a majority of the Fund's shares, or, upon 15 days notice, by a party to a service agreement. The Plan was approved by the Fund's Board of Trustees, who made a determination that there is a reasonable likelihood that the Plan will benefit the Fund. The Plan has been approved by shareholders and will continue in effect only if approved at least annually by the Board of Trustees.

     Total payments made by the Fund to parties with service agreements for the year ended December 31, 1999 amounted to $275,405 ($164,123 in 1998; $63,003 in
1997). In addition, expenditures were approved by the Board of Trustees in the amount of $16,744 ($14,655 in 1998; $18,087 in 1997) for printing and mailing of prospectuses, periodic reports and other sales materials to prospective investors. Other expenditures amounted to $217 for the year ended December 31, 1999 ($162 in 1998; $0 in 1997).

                               REDEMPTIONS IN KIND

     The Trust has reserved the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be harmful to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage and transaction charges in converting the securities to cash. Redemptions in kind are taxable transactions. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

                                 OTHER SERVICES

     CUSTODIAN - Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of all of the Portfolio's assets.

     AUDITORS - KPMG LLP, Two Nationwide Plaza, Columbus, Ohio, 43215, has been retained as independent auditors for the Fund.

     STOCK TRANSFER AGENT - Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017, a wholly owned subsidiary of Meeder Financial and a sister company of Meeder Asset Management, Inc., provides to the Fund and Portfolio accounting, administrative, stock transfer, dividend disbursing, and shareholder services. The minimum annual fee for the Money Market Portfolio is $30,000. Subject to the applicable minimum fee, the Portfolio's annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of the Portfolio's average net assets. The fee for The Money Market Fund is the greater of $20 per shareholder account or 0.08% of the Fund's average net assets.

     Mutual Funds Service Co. also serves as Administrator to the Trust. Services provided to the Trust include coordinating and monitoring any third party services to the Trust; providing the necessary personnel to perform administrative functions for the Trust, assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. The Fund incurs an annual fee, payable monthly, of 0.05% of the Fund's average net assets. These fees are reviewable annually by the respective Trustees of the Trust and the Portfolio. For the year ended December 31, 1999, total payments to Mutual Funds Service Co. amounted to $1,215,877 for the Fund and Portfolio collectively.

     REPORTS TO SHAREHOLDERS - The Fund provides shareholders with quarterly reports of investments and other information, semi-annual financial statements, and annual reports.

                     PRINCIPAL HOLDERS OF OUTSTANDING SHARES


     As of March 31, 2000, the following persons owned 5% or more of the Fund's outstanding shares of beneficial interest:


Name and Address                    Amount of Record           Percent
OF BENEFICIAL OWNER                 AND BENEFICIALLY           OF FUND
-------------------                 ----------------           -------


*Salomon Smith Barney, Inc.         1,226,579,125.86           88.47%
Book Entry Account
Mutual Funds, 22nd Floor
388 Greenwich St.
New York, NY 10013

Firstar Bank, NA                       69,215,679.20            5.29%
Cash Management
Attn: Sharon Talley
P.O. Box 1118; ML 6120
Cincinnati, OH 45201


* Indicates control person. Control means beneficial ownership of more than 25% of the shares of the Fund. Because of this control, a control person could prevent a change in the investment adviser or subadviser of the Portfolio that is favored by other shareholders. A control person could also cause a change in the investment adviser or subadviser of the Portfolio that is opposed by other shareholders.

     To the knowledge of the Trust, the shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

                              FINANCIAL STATEMENTS


     The financial statements and independent auditors' report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 1999. The Funds will provide the Annual Report without charge at written request or request by telephone.